UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2017

Ecology and Environment, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	1-9065	16-0971022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

368 Pleasant View Drive Lancaster, New York	14086
(Address of principal executive offices)	(Zip Code)

(716) 684-8060

(Registrant’s telephone number,

including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 19, 2017, Ecology and Environment, Inc. issued a joint press release with Mill Road Capital II, L.P. titled “Ecology and Environment, Inc. Reaches Agreement with Mill Road Capital.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Ecology and Environment, Inc. and Mill Road Capital II, L.P., issued on April 19, 2017, titled “Ecology and Environment, Inc. Reaches Agreement with Mill Road Capital”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY AND ENVIRONMENT, INC.

By:	/s/ Ronald L. Frank
Name:	Ronald L. Frank
Title:	Executive Vice President and Secretary

Date: April 19, 2017

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Ecology and Environment, Inc. and Mill Road Capital II, L.P., issued on April 19, 2017, titled “Ecology and Environment, Inc. Reaches Agreement with Mill Road Capital”